Exhibit 99.1

Stephanie Kushner appointed to Broadwind Energy’s

Board of Directors

Cicero, Ill., February 25, 2016 —  Broadwind Energy, Inc. (NASDAQ: BWEN) announced today the appointment of Stephanie Kushner, the Company’s Interim President and CEO and CFO, to its Board of Directors.

Broadwind’s Chairman of the Board, David Reiland, stated, “Stephanie has made a strong contribution at Broadwind. Her more than 30 years of global industrial business leadership, and more than 10 years of board experience, make her a valuable addition to the Board.”

Kushner, 60, has been the Company’s Chief Financial Officer since August 2009. Prior to joining Broadwind, she served as CFO of publicly traded Federal Signal Corporation for six years, and as Vice President - Treasury and Corporate Development at FMC Technologies Corporation. Before that, she held several global finance leadership positions with FMC Corporation, and earlier positions with Homestake Mining and Cypress Minerals. Kushner holds an MBA degree from the Wharton School at the University of Pennsylvania, and a bachelor's degree in economics from Douglass College at Rutgers University.

About Broadwind Energy, Inc.

Broadwind Energy (NASDAQ: BWEN) applies decades of deep industrial expertise to innovate integrated solutions for customers in the energy and infrastructure markets. From gears and gearing systems for wind, oil and gas and mining applications, to wind towers and industrial weldments, we have solutions for the energy needs of the future. With facilities throughout the central U.S., Broadwind Energy's talented team is committed to helping customers maximize performance of their investments—quicker, easier and smarter. Find out more at www.bwen.com

Forward-Looking Statements

This release contains “forward looking statements”—that is, statements related to future, not past, events—as defined in Section 21E of the Securities Exchange Act of 1934, as amended, that reflect our current expectations regarding our future growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities, as well as assumptions made by, and information currently available to, our management. Forward looking statements include any statement that does not directly relate to a current or historical fact. We have tried to identify forward looking statements by using words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “may,” “plan” and similar expressions, but these words are not the exclusive means of identifying forward looking statements. Our forward looking statements may include or relate to the following: (i) our expectations relating to state, local and federal regulatory frameworks affecting the industries in which we compete, including the wind energy industry, and the related extension, continuation or renewal of federal tax incentives and grants and state renewable portfolio standards; (ii) our expectations with respect to our customer relationships and efforts to diversify our customer base and sector focus and leverage customer relationships across business units; (iii) our plans to continue to grow our business organically; (iv) our beliefs with respect to the sufficiency of our liquidity and our plans to evaluate alternate sources of funding if necessary; (v) our plans and assumptions, including estimated costs and saving opportunities, regarding our restructuring efforts; (vi) our ability to realize revenue from customer orders and backlog; (vii) our ability to operate our business efficiently, manage capital expenditures and costs effectively, and generate cash flow; (viii) our beliefs and expectations relating to the economy and the potential impact it may have on our business, including our customers; (ix) our beliefs regarding the state of the wind energy market and other energy and industrial markets generally and the impact of competition and economic volatility in those markets; (x) our beliefs and expectations relating to the effects of market disruptions and regular market volatility, including the fluctuations in the price of oil, gas and other commodities; and (xi) the potential loss of tax benefits if we experience an “ownership change” under Section 382 of the Internal Revenue Code of 1986, as amended. These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. We are under no duty to update any of the forward-looking statements after the date of this release to conform such statements to actual results. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or potentially inaccurate assumptions that could cause our current expectations or beliefs to change.

BWEN INVESTOR CONTACT: Joni Konstantelos, 708.780.4819 joni.konstantelos@bwen.com